Exhibit 99.1
Secureworks® Announces Third Quarter Fiscal 2024 Results
ATLANTA, Ga, Dec. 7, 2023 - Secureworks® (NASDAQ: SCWX), a global leader in cybersecurity, today announced financial results for its third quarter, which ended on November 3, 2023.
Key Highlights
•Secureworks Taegis™ annual recurring revenue (ARR) grew to $279 million, an increase of 25% on a year-over-year basis.
•Taegis third quarter revenue grew 41% year-over-year to $67.3 million.
•Taegis GAAP gross margin and non-GAAP gross margin continued to expand in the third quarter, reaching 70.4% and 72.7%, respectively.
“Our Taegis business is consistently delivering market-leading growth and Q3 was no exception. We expanded the breadth and depth of our Partner ecosystem, and recognition within the analyst community for our leadership in the XDR market accelerated. As we continue to enrich our partner experience and launch new product capabilities, we strengthen our ability to scale with partners, expand their addressable market and most importantly deliver superior customer outcomes,” said Wendy Thomas, CEO, Secureworks. “These elements lay the foundation for long-term Taegis growth.”
“We’ve made significant progress on our path to profitability, increasing our confidence in achieving breakeven adjusted EBITDA milestone in fourth quarter this year,” said Alpana Wegner, Chief Financial Officer, Secureworks. “The Taegis gross margin expansion we delivered this quarter demonstrates the scalability of our platform and longstanding use of AI in driving operational efficiencies.”
Third Quarter Fiscal 2024 Financial Highlights
•Total revenue for the third quarter was $89.4 million, compared to $110.9 million in the third quarter of fiscal 2023, reflecting the strategic wind-down of our Other MSS business.
•Taegis revenue for the third quarter was $67.3 million, compared to $47.9 million in the third quarter of fiscal 2023.
•GAAP gross profit was $54.7 million, compared with $65.4 million in the third quarter of fiscal 2023. Non-GAAP gross profit was $59.2 million, compared with $70.2 million during the same period last year.
•GAAP gross profit specific to Taegis was $47.4 million, compared with $31.3 million in the third quarter of fiscal 2023. Non-GAAP Taegis gross profit was $48.9 million, compared with $32.4 million during the same period last year.
•GAAP gross margin for the third quarter was 61.3%, compared with 58.9% in the same period last year. Non-GAAP gross margin was 66.3%, compared with 63.3% in the third quarter of fiscal 2023.
•GAAP gross margin specific to Taegis was 70.4% for the quarter, compared with 65.4% in the same period last year. Non-GAAP Taegis gross margin was 72.7%, compared with 67.6% in the third quarter of fiscal 2023.
•GAAP net loss was $14.4 million for the third quarter, or $0.17 per share, compared with GAAP net loss of $28.1 million, or $0.33 per share, in the same period last year. Non-GAAP net loss was $0.0 million, or $0.00 per share, compared with non-GAAP net loss of $13.7 million, or $0.16 per share, in the same period last year.
•Adjusted EBITDA loss for the quarter was $1.2 million, compared with adjusted EBITDA loss of $17.2 million in the third quarter of fiscal 2023.
•The company ended the third quarter with $58.1 million in cash and cash equivalents.

Business and Operational Highlights
•Published 2023 State of the Threat Report and completed the Secureworks 8th annual Global Threat Intelligence Summit, with keynote by Jen Easterly, Director of the Cybersecurity and Infrastructure Security Agency (CISA).
•Introduced new features in the Taegis platform to broaden our market reach, including enhanced cloud security, custom configurations and advanced tools for threat hunting.
•Recognition and awards received during the third quarter of fiscal 2024 include:
◦Leader in The Forrester Wave™: Managed Detection And Response Services In Europe, Q4 2023
◦#1 Marketshare in IDC Marketshare: Worldwide Cloud-Native XDR 2022 Share Snapshot, published September 2023
◦Leader in Innovation in Frost & Sullivan XDR Radar report, Open XDR category published August 2023
◦XDR Platform of the Year in Cybersecurity Breakthrough
Financial Outlook
For the fourth quarter of fiscal 2024, the Company expects:
•Revenue of $86 million to $88 million.
•GAAP net loss per share of $0.16 to $0.18 and non-GAAP net loss per share of $0.03 to $0.05.
Secureworks is providing the following updated guidance for full fiscal year 2024. The Company expects:

Fiscal Year 2024 Guidance
Taegis ARR	$280M or Greater
Other MSS ARR	$15M or Less
Total revenue	$363M to $365M
Taegis revenue	$264M to $266M
GAAP net loss	($91M) to ($93M)
($1.06) to ($1.08) per share
Non-GAAP net loss	($28M) to ($30M)
($0.33) to ($0.35) per share
Adjusted EBITDA	($31M) to ($33M)
Cash from operations	($70M) to ($80M)

Conference Call Information
As previously announced, the Company will hold a conference call to discuss its third quarter fiscal 2024 results and financial guidance on December 7, 2023, at 8:00 a.m. U.S. ET. A live audio webcast of the conference call and the related supplemental financial information will be accessible on the Company’s website at https://investors.secureworks.com. The webcast and supplemental information will be archived at the same location.
Operating Metrics
The Company defines annual recurring revenue (ARR) as the value of its subscription contracts as of a particular date. Because the Company uses recurring revenue as a leading indicator of future annual revenue, it includes operational backlog. Operational backlog is defined as the recurring revenue associated with pending contracts, which are contracts that have been sold but for which the service period has not yet commenced.
Non-GAAP Financial Measures
This press release presents information about the Company’s non-GAAP revenue, non-GAAP subscription cost of revenue, non-GAAP professional services cost of revenue, non-GAAP Taegis Subscription Solutions cost of revenue, non-GAAP Managed Security Services cost of revenue, non-GAAP gross profit, non-GAAP subscription gross profit, non-GAAP professional services gross profit non-GAAP Taegis Subscription Solutions gross profit, non-GAAP Managed Security Services gross profit, non-GAAP operating expenses, non-GAAP research and development expenses, non-GAAP sales and marketing expenses, non-GAAP general and administrative expenses, non-GAAP operating income (loss), non-GAAP net income (loss), non-GAAP earnings (loss) per share, adjusted EBITDA, weighted average common shares outstanding - diluted (non-GAAP), non-GAAP gross margin, non-GAAP Taegis Subscription Solutions gross margin, non-GAAP Managed Security Services gross margin, non-GAAP subscription gross margin and non-GAAP professional services gross margin, which are non-GAAP financial measures provided as a supplement to the results provided in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of each of the foregoing historical and forward-looking non-GAAP financial measures to the most directly comparable historical and forward-looking GAAP financial measure is provided below for each of the fiscal periods indicated.
Special Note Regarding Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. In some cases, you can identify these statements by such forward-looking words as “anticipate,” “believe,” “confidence,” “could,” “estimate,” “expect,” “guidance,” “intend,” “may,” “plan,” “potential,” “outlook,” “should,” and “would,” or similar words or expressions that refer to future events or outcomes. Such forward-looking statements include, but are not limited to, the statements in this press release with respect to the Company’s expectations regarding revenue, GAAP net loss per share and non-GAAP net loss per share for the fourth quarter of fiscal 2024, and Taegis ARR, other MSS ARR, total revenue, Taegis revenue, GAAP net loss, GAAP net loss per share, non-GAAP net loss, non-GAAP net loss per share, weighted average common shares outstanding - diluted (non-GAAP), adjusted EBITDA, capital expenditures, and cash from operations for full year fiscal 2024, all of which reflect the Company’s current analysis of existing trends and information. These forward-looking statements represent the Company’s judgment only as of the date of this press release.
Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of risks, uncertainties and other factors that include, but are not limited to, the following: the Company’s ability to achieve or maintain profitability; the Company’s ability to enhance its existing solutions and technologies and to develop or acquire new solutions and technologies; the Company’s ability to navigate economic conditions, geopolitical uncertainty and financial market volatility; the Company’s reliance on personnel with extensive information security expertise; the Company’s ability to successfully implement its strategic plan to realign and optimize its investments with its priorities; intense competition in the Company’s markets; the Company’s ability to attract new customers, retain existing customers and increase its annual contract values; the Company’s reliance on customers in the financial services industry; the Company’s ability to manage its growth effectively; the Company’s ability to maintain high-quality client service and support functions; terms of the Company’s service level agreements with customers that require credits for service failures or inadequacies; the Company’s recognition of revenue ratably over the terms of its Taegis SaaS applications and managed security services contracts; the Company’s long and unpredictable sales cycles; risks associated with expansion of the Company’s international sales and operations; the risks associated with proposed or currently enacted tax statutes, including Internal Revenue Code Section 174; the Company’s exposure to fluctuations in currency exchange rates or inflation; the effect of new governmental export or import controls on the Company’s business or any international sanctions compliance program applicable to the Company; the Company’s ability to expand its key distribution relationships; the Company’s technology alliance partnerships; real or perceived defects, errors or vulnerabilities in the Company’s solutions or the failure of its solutions to prevent a security breach; the risks associated with cyber-attacks or other data security incidents; the ability of the Company’s solutions to interoperate with its customers’ IT infrastructure; the Company’s ability to use third-party technologies; the effect of evolving information security and data privacy laws and regulations on the Company’s business; the Company’s ability to maintain and enhance its brand; risks associated with the Company’s acquisition of other businesses; the effect of natural disasters, public health issues, geopolitical conflict and other catastrophic events on the Company’s ability to serve its customers, including the Ukrainian/Russian conflict; the Company’s reliance on patents to protect its intellectual property rights; the Company’s ability to protect, maintain or enforce its non-patented intellectual property rights and proprietary information; claims by third parties of infringement of their proprietary technology by the Company; the Company’s use of open source technology; risks related to the Company’s relationship with Dell Technologies Inc. and Dell Inc. and control of the Company by Dell Technologies Inc., which include, but are not limited to, the effects of a potential deconsolidation of the Company as a part of the Dell Technologies Inc. consolidated tax group; and risks related to the volatility of the price of the Company’s Class A common stock.
This list of risks, uncertainties and other factors is not complete. The Company discusses these matters more fully, as well as certain risk factors that could affect the Company’s business, financial condition, results of operations and prospects, under the caption “Risk Factors” in the Company’s annual report on Form 10-K or in the Company’s first quarter fiscal 2024 Form 10-Q filing, as well as in the Company’s other SEC filings.
Any or all forward-looking statements the Company makes may turn out to be wrong and can be affected by inaccurate assumptions the Company might make or by known or unknown risks, uncertainties and other factors, including those identified in this press release. Accordingly, you should not place undue reliance on the forward-looking statements made in this press release, which speak only as of its date. The Company does not undertake to update, and expressly disclaims any obligation to update, any of its forward-looking statements, whether resulting from circumstances or events that arise after the date the statements are made, new information or otherwise.
About Secureworks
Secureworks (NASDAQ: SCWX) is a global cybersecurity leader that secures human progress with Secureworks® Taegis™, a SaaS-based, open XDR platform built on 20+ years of real-world detection data, security operations expertise, and threat intelligence and research. Taegis is embedded in the security operations of over 4,000 organizations around the world who use its advanced, AI-driven capabilities to detect advanced threats, streamline and collaborate on investigations, and automate the right actions.
www.secureworks.com
Contact Information

Investor Inquiries: Kevin Toomey VP, Investor Relations 862-338-9046 ktoomey@secureworks.com	Media Inquiries: Nicole Catalano Corporate Communications 415-295-5873 press@secureworks.com
(Tables Follow)

SECUREWORKS CORP.
Condensed Consolidated Statements of Operations and Related Financial Highlights
(in thousands, except per share data and percentages)
(unaudited)
	Three Months Ended		Nine Months Ended
	November 3, 2023	October 28, 2022	November 3, 2023	October 28, 2022
Net revenue:
Subscription	$75,212	$87,191	$229,296	$271,926
Professional services	14,152	23,751	47,429	76,213
Total net revenue	89,364	110,942	276,725	348,139
Cost of revenue:
Subscription	25,986	32,136	87,089	99,022
Professional services	8,629	13,444	30,369	45,572
Total cost of revenue	34,615	45,580	117,458	144,594
Gross profit	54,749	65,362	159,267	203,545
Operating expenses:
Research and development	26,358	35,263	85,766	102,232
Sales and marketing	27,079	41,380	92,842	121,565
General and administrative	20,565	24,725	63,194	74,359
Reorganization and other related charges	—	—	14,232	—
Total operating expenses	74,002	101,368	256,034	298,156
Operating loss	(19,253)	(36,006)	(96,767)	(94,611)
Interest and other, net	684	(661)	(1,698)	(1,227)
Loss before income taxes	(18,569)	(36,667)	(98,465)	(95,838)
Income tax benefit	(4,148)	(8,521)	(20,715)	(21,375)
Net loss	$(14,421)	$(28,146)	$(77,750)	$(74,463)

Loss per common share (basic and diluted)	$(0.17)	$(0.33)	$(0.90)	$(0.88)
Weighted-average common shares outstanding (basic and diluted)	86,278	84,584	85,943	84,277

Percentage of Total Net Revenue (1)
Subscription gross margin	65.4%	63.1%	62.0%	63.6%
Professional services gross margin	39.0%	43.4%	36.0%	40.2%
Total gross margin	61.3%	58.9%	57.6%	58.5%
Research and development expenses	29.5%	31.8%	31.0%	29.4%
Sales and marketing expenses	30.3%	37.3%	33.6%	34.9%
General and administrative expenses	23.0%	22.3%	22.8%	21.4%
Reorganization and other related charges	—%	—%	5.1%	—%
Operating expenses	82.8%	91.4%	92.5%	85.6%
Operating loss	(21.5)%	(32.5)%	(35.0)%	(27.2)%
Loss before income taxes	(20.8)%	(33.1)%	(35.6)%	(27.5)%
Net loss	(16.1)%	(25.4)%	(28.1)%	(21.4)%
Effective tax rate	22.3%	23.2%	21.0%	22.3%
Note: Percentage growth rates are calculated based on underlying data in thousands
(1)    Financial measures as a percentage of revenue are calculated based on total GAAP net revenue, except for GAAP subscription gross margin and GAAP professional services gross margin measures, which are calculated based on each of their respective GAAP net revenue measures.

SECUREWORKS CORP.
Condensed Consolidated Statements of Financial Position
(in thousands)
(unaudited)

	November 3, 2023	February 3, 2023
Assets:
Current assets:
Cash and cash equivalents	$58,105	$143,517
Accounts receivable, net	55,914	72,627
Inventories, net	759	620
Other current assets	12,865	17,526
Total current assets	127,643	234,290
Property and equipment, net	2,626	4,632
Operating lease right-of-use assets, net	5,262	9,256
Goodwill	425,241	425,519
Intangible assets, net	86,942	106,208
Other non-current assets	72,236	60,965
Total assets	$719,950	$840,870
Liabilities and Stockholders' Equity:
Current liabilities:
Accounts payable	$11,675	$18,847
Accrued and other current liabilities	60,890	81,566
Short-term deferred revenue	126,198	145,170
Total current liabilities	198,763	245,583
Long-term deferred revenue	6,988	11,162
Operating lease liabilities, non-current	8,800	12,141
Other non-current liabilities	7,662	14,023
Total liabilities	222,213	282,909
Total stockholders' equity	497,737	557,961
Total liabilities and stockholders' equity	$719,950	$840,870

SECUREWORKS CORP.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Nine Months Ended
	November 3, 2023	October 28, 2022
Cash flows from operating activities:
Net loss	$(77,750)	$(74,463)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	26,028	27,728
Amortization of right of use asset	1,686	2,853
Reorganization and other related charges	3,272	—
Amortization of costs capitalized to obtain revenue contracts	12,964	13,319
Amortization of costs capitalized to fulfill revenue contracts	2,562	3,635
Stock-based compensation expense	24,852	27,504
Effects of exchange rate changes on monetary assets and liabilities denominated in foreign currencies	1,575	1,386
Income tax benefit	(20,715)	(21,375)
Provision for credit losses	232	(552)
Changes in assets and liabilities:
Accounts receivable	15,951	21,584
Net transactions with Dell	2,028	(3,741)
Inventories	(139)	(178)
Other assets	(1,237)	(9,709)
Accounts payable	(7,462)	4,550
Deferred revenue	(24,011)	(33,171)
Operating leases, net	(4,031)	(4,086)
Accrued and other liabilities	(30,299)	(23,462)
Net cash used in operating activities	(74,494)	(68,178)
Cash flows from investing activities:
Capital expenditures	(865)	(1,609)
Software development costs	(4,106)	(3,352)
Net cash used in investing activities	(4,971)	(4,961)
Cash flows from financing activities:
Taxes paid on vested restricted shares	(5,947)	(8,484)
Net cash used in financing activities	(5,947)	(8,484)
Net decrease in cash and cash equivalents	(85,412)	(81,623)
Cash and cash equivalents at beginning of the period	143,517	220,655
Cash and cash equivalents at end of the period	$58,105	$139,032

Non-GAAP Financial Measures
This press release presents information about the Company’s non-GAAP revenue, non-GAAP subscription cost of revenue, non-GAAP professional services cost of revenue, non-GAAP Taegis Subscription Solutions cost of revenue, non-GAAP Managed Security Services cost of revenue, non-GAAP gross profit, non-GAAP subscription gross profit, non-GAAP professional services gross profit, non-GAAP Taegis Subscription Solutions gross profit, non-GAAP Managed Security Services gross profit, non-GAAP operating expenses, non-GAAP research and development expenses, non-GAAP sales and marketing expenses, non-GAAP general and administrative expenses, non-GAAP operating income (loss), non-GAAP net income (loss), non-GAAP earnings (loss) per share, adjusted EBITDA, weighted average common shares outstanding - diluted (non-GAAP), non-GAAP gross margin, non-GAAP Taegis Subscription Solutions gross margin, non-GAAP Managed Security Services gross margin, non-GAAP subscription gross margin and non-GAAP professional services gross margin, which are non-GAAP financial measures provided as a supplement to the results provided in accordance with GAAP. A detailed discussion of our reasons for including these non-GAAP financial measures, the limitations associated with these measures, the items excluded from these measures, and our reason for excluding those items are presented in “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Non-GAAP Financial Measures” in our periodic reports filed with the SEC. The Company encourages investors to review the non-GAAP discussion in these reports in conjunction with the presentation of non-GAAP financial measures.

(Tables Follow)

SECUREWORKS CORP.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)
	Three Months Ended		Nine Months Ended
	November 3, 2023	October 28, 2022	November 3, 2023	October 28, 2022
GAAP net revenue:
Taegis Subscription Solutions	$67,346	$47,888	$196,368	$127,913
Managed Security Services	7,866	39,303	32,928	144,013
Total Subscription revenue	75,212	87,191	229,296	271,926
Professional services	14,152	23,751	47,429	76,213
GAAP net revenue(1)	$89,364	$110,942	$276,725	$348,139

GAAP Taegis Subscription Solutions cost of revenue	$19,927	$16,558	$60,575	$44,550
Amortization of intangibles	(1,208)	(960)	(3,404)	(2,519)
Stock-based compensation expense	(313)	(80)	(561)	(188)
Non-GAAP Taegis Subscription Solutions cost of revenue	$18,406	$15,518	$56,610	$41,843

GAAP Managed Security Services cost of revenue	$6,059	$15,578	$26,514	$54,472
Amortization of intangibles	(2,576)	(3,411)	(9,397)	(10,232)
Stock-based compensation expense	(53)	(87)	(160)	(269)
Non-GAAP Managed Security Services cost of revenue	$3,430	$12,080	$16,957	$43,971

GAAP subscription cost of revenue	$25,986	$32,136	$87,089	$99,022
Amortization of intangibles	(3,784)	(4,371)	(12,801)	(12,751)
Stock-based compensation expense	(366)	(167)	(721)	(457)
Non-GAAP subscription cost of revenue	$21,836	$27,598	$73,567	$85,814

GAAP professional services cost of revenue	$8,629	$13,444	$30,369	$45,572
Stock-based compensation expense	(344)	(323)	(991)	(1,055)
Non-GAAP professional services cost of revenue	$8,285	$13,121	$29,378	$44,517

GAAP gross profit	$54,749	$65,362	$159,267	$203,545
Amortization of intangibles	3,784	4,371	12,801	12,751
Stock-based compensation expense	711	491	1,713	1,512
Non-GAAP gross profit	$59,244	$70,224	$173,781	$217,808

GAAP Taegis Subscription Solutions gross profit	$47,419	$31,330	$135,793	$83,363
Amortization of intangibles	1,208	960	3,404	2,519
Stock-based compensation expense	313	80	561	188
Non-GAAP Taegis Subscription Solutions gross profit	$48,940	$32,370	$139,758	$86,070

GAAP research and development expenses	$26,358	$35,263	$85,766	$102,232
Stock-based compensation expense	(3,794)	(3,077)	(9,077)	(8,460)
Non-GAAP research and development expenses	$22,564	$32,186	$76,689	$93,772

GAAP sales and marketing expenses	$27,079	$41,380	$92,842	$121,565
Stock-based compensation expense	(836)	(1,631)	(2,774)	(4,896)
Non-GAAP sales and marketing expenses	$26,243	$39,749	$90,068	$116,669

GAAP general and administrative expenses	$20,565	$24,725	$63,194	$74,359
Amortization of intangibles	(3,524)	(3,524)	(10,571)	(10,571)
Stock-based compensation expense	(4,621)	(4,367)	(11,288)	(12,636)
Non-GAAP general and administrative expenses	$12,420	$16,834	$41,335	$51,152

GAAP operating loss	$(19,253)	$(36,006)	$(96,767)	$(94,611)
Amortization of intangibles	7,308	7,895	23,372	23,322
Stock-based compensation expense	9,962	9,566	24,852	27,504
Reorganization and other related charges	—	—	14,232	—
Non-GAAP operating (loss) income	$(1,983)	$(18,545)	$(34,311)	$(43,785)

GAAP net loss	$(14,421)	$(28,146)	$(77,750)	$(74,463)
Amortization of intangibles	7,308	7,895	23,372	23,322
Stock-based compensation expense	9,962	9,566	24,852	27,504
Reorganization and other related charges	—	—	14,232	—
Aggregate adjustment for income taxes	(2,856)	(3,030)	(10,469)	(8,974)
Non-GAAP net (loss) income	$(7)	$(13,715)	$(25,763)	$(32,611)

GAAP loss per share	$(0.17)	$(0.33)	$(0.90)	$(0.88)
Amortization of intangibles	0.08	0.10	0.27	0.28
Stock-based compensation expense	0.12	0.12	0.29	0.33
Reorganization and other related charges	—	—	0.17	—
Aggregate adjustment for income taxes	(0.03)	(0.04)	(0.12)	(0.11)
Non-GAAP (loss) earnings per share *	$—	$(0.16)	$(0.30)	$(0.39)
* Sum of reconciling items may differ from total due to rounding of individual components

GAAP net loss	$(14,421)	$(28,146)	$(77,750)	$(74,463)
Interest and other, net	(684)	661	1,698	1,227
Income tax benefit	(4,148)	(8,521)	(20,715)	(21,375)
Depreciation and amortization	8,067	9,213	26,028	27,728
Stock-based compensation expense	9,962	9,566	24,852	27,504
Reorganization and other related charges	—	—	14,232	—
Adjusted EBITDA	$(1,224)	$(17,227)	$(31,655)	$(39,379)
(1) Historically the Company has presented non-GAAP net revenue as a financial measure. There are no such adjustments that give rise to non-GAAP net revenue for any of the periods presented.

SECUREWORKS CORP.
Reconciliation of GAAP to Non-GAAP Financial Measures
(unaudited)
	Three Months Ended		Nine Months Ended
Percentage of Total Net Revenue	November 3, 2023	October 28, 2022	November 3, 2023	October 28, 2022

GAAP Taegis Subscription Solutions gross margin	70.4%	65.4%	69.2%	65.2%
Non-GAAP adjustment	2.3%	2.2%	2.0%	2.1%
Non-GAAP Taegis Subscription Solutions gross margin	72.7%	67.6%	71.2%	67.3%

GAAP Managed Security Services gross margin	23.0%	60.4%	19.5%	62.2%
Non-GAAP adjustment	33.4%	8.9%	29.0%	7.3%
Non-GAAP Managed Security Services gross margin	56.4%	69.3%	48.5%	69.5%

GAAP subscription gross margin	65.4%	63.1%	62.0%	63.6%
Non-GAAP adjustment	5.6%	5.2%	5.9%	4.8%
Non-GAAP subscription gross margin	71.0%	68.3%	67.9%	68.4%

GAAP professional services gross margin	39.0%	43.4%	36.0%	40.2%
Non-GAAP adjustment	2.5%	1.4%	2.1%	1.4%
Non-GAAP professional services gross margin	41.5%	44.8%	38.1%	41.6%

GAAP gross margin	61.3%	58.9%	57.6%	58.5%
Non-GAAP adjustment	5.0%	4.4%	5.2%	4.1%
Non-GAAP gross margin	66.3%	63.3%	62.8%	62.6%

GAAP research and development expenses	29.5%	31.8%	31.0%	29.4%
Non-GAAP adjustment	(4.3)%	(2.8)%	(3.3)%	(2.5)%
Non-GAAP research and development expenses	25.2%	29.0%	27.7%	26.9%

GAAP sales and marketing expenses	30.3%	37.3%	33.6%	34.9%
Non-GAAP adjustment	(0.9)%	(1.5)%	(1.1)%	(1.4)%
Non-GAAP sales and marketing expenses	29.4%	35.8%	32.5%	33.5%

GAAP general and administrative expenses	23.0%	22.3%	22.8%	21.4%
Non-GAAP adjustment	(9.1)%	(7.1)%	(7.9)%	(6.7)%
Non-GAAP general and administrative expenses	13.9%	15.2%	14.9%	14.7%

GAAP operating loss	(21.5)%	(32.5)%	(35.0)%	(27.2)%
Non-GAAP adjustment	19.3%	15.8%	22.6%	14.6%
Non-GAAP operating (loss) income	(2.2)%	(16.7)%	(12.4)%	(12.6)%

GAAP net loss	(16.1)%	(25.4)%	(28.1)%	(21.4)%
Non-GAAP adjustment	16.1%	13.0%	18.8%	12.0%
Non-GAAP net (loss) income	—%	(12.4)%	(9.3)%	(9.4)%

SECUREWORKS CORP.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in millions, except per share data)
(unaudited)

	Three Months Ending		Fiscal Year Ending
	February 2, 2024		February 2, 2024
	Low End of Guidance	High End of Guidance	Low End of Guidance	High End of Guidance
GAAP net revenue	$86	$88	$363	$365

GAAP net loss	$(16)	$(14)	$(93)	$(91)
Amortization of intangibles	5	5	28	28
Stock-based compensation expense	10	10	35	35
Aggregate adjustment for income taxes	(4)	(4)	(14)	(14)
Reorganization and other related charges	—	—	14	14
Non-GAAP net loss*	$(4)	$(2)	$(30)	$(28)

GAAP net loss per share	$(0.18)	$(0.16)	$(1.08)	$(1.06)
Amortization of intangibles	0.05	0.05	0.33	0.33
Stock-based compensation expense	0.12	0.12	0.41	0.41
Aggregate adjustment for income taxes	(0.04)	(0.04)	(0.16)	(0.16)
Reorganization and other related charges	—	—	0.17	0.17
Non-GAAP net loss per share*	$(0.05)	$(0.03)	$(0.35)	$(0.33)

GAAP net loss			$(93)	$(91)
Interest and other, net			4	4
Income tax benefit			(25)	(25)
Depreciation and amortization			31	31
Reorganization and other related charges			14	14
Stock-based compensation expense			35	35
Adjusted EBITDA*			$(33)	$(31)

Other Items
Effective tax rate				21%
Weighted average shares outstanding (in millions) – diluted (non-GAAP)				86.2
Cash flow from operations			$(80) to $(70)
Capital expenditures				$6 to $8

* Sum of reconciling items may differ from total due to rounding of individual components
Sum of quarterly guidance may differ from full year guidance due to rounding